LEASE TERMINATION AGREEMENT
This Lease Termination Agreement (this "Agreement") is entered into as of the 12th day of June, 2012, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and MOTRICITY, INC., a Delaware corporation ("Tenant").
R E C I T A L S :
A.Landlord (as successor-in-interest to WA-Three Bellevue Center, L.L.C.) and Tenant entered into that certain Office Lease ("Office Lease") dated December 21, 2007, as amended by that certain First Amendment to Office Lease dated as of April 24, 2009 (the "First Amendment"), and that certain Second Amendment to Office Lease dated as of November 22, 2009 (the "Second Amendment"), whereby Landlord leases to Tenant, and Tenant leases from Landlord, a total of 65,436 rentable square feet of space in that certain office building located at 601 108th Avenue, N.E., Bellevue, Washington (the "Building") comprising (i) 21,831 rentable square feet of space located on the eighth (8th) floor of the Building commonly known as Suite 800 (the "8th Floor Premises"), (ii) 21,811 rentable square feet of space located on the ninth (9th) floor of the Building commonly known as Suite 900 (the "9th Floor Premises"), and (iii) 21,794 rentable square feet of space located on the tenth (10th) floor of the Building commonly known as Suite 1000 (the "10th Floor Premises"), all as further set forth on Exhibit A attached to the Lease. The 9th Floor Premises and the 10th Floor Premises may be collectively referred to as the "9th/10th Floor Premises." The 8th Floor Premises and the 9th/10th Floor Premises shall be collectively referred to as the "Premises." The Office Lease, the First Amendment and the Second Amendment shall collectively be referred to herein as the "Lease."
B.Tenant and Landlord desire to enter into this Agreement in order to terminate the Lease subject to the terms set forth herein.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease, unless otherwise expressly set forth in this Agreement.
2.Effectiveness of this Lease Termination Agreement. Landlord and Tenant hereby expressly acknowledge and agree that, notwithstanding the full execution and delivery of this Agreement by Landlord and Tenant, this Agreement is expressly conditioned upon the full execution and delivery of a lease agreement (the “Third-Party Lease”) by and between Landlord and a third-party tenant (the terms and conditions of which Third-Party Lease shall be acceptable to Landlord in its sole and absolute discretion) with respect to such third-party tenant's lease of (i) the 8th Floor Premises following the "8th Floor Termination

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Date," as that term is defined in Section 4 below, and (ii) the 9th/10th Floor Premises following the "9th/10th Floor Termination Date," as that term is defined in Section 4 below (the "Condition Precedent"). Landlord shall have no liability whatsoever to Tenant relating to or arising from Landlord's inability or failure to cause all or any portion of the Condition Precedent to be satisfied. The Lease shall remain unmodified and in full force and effect unless and until such time as the Condition Precedent is satisfied. Landlord shall promptly notify Tenant, in writing, when the Condition Precedent is satisfied (the “Satisfaction Notice”), which aforementioned written notice may, in this instance only, be sent by Landlord to Tenant via electronic mail.
3.Deletion. Notwithstanding the conflicting provisions of Section 2 of this Agreement (and for the purposes of this Section 3 only), Landlord and Tenant hereby acknowledge and agree that in consideration for Landlord's entering into this Agreement, Section 1.2 of the Office Lease shall, as of the date of this Agreement (and regardless of whether the Condition Precedent is satisfied or not), be deleted and of no further force or effect. Accordingly, as of the date of this Agreement, Tenant shall have no right to expand in the Building (either pursuant to a right of first offer or otherwise).
4.Termination of the Lease. Notwithstanding any provision to the contrary contained in the Lease, Landlord and Tenant hereby agree that, subject to the terms and conditions of Section 2 above, the timely satisfaction of the Condition Precedent, and conditioned upon the performance by the parties of the provisions of this Agreement, the Lease shall (i) terminate and be of no further force or effect with respect to the 8th Floor Premises as of December 31, 2012 (the "8th Floor Termination Date"), and (ii) terminate and be of no further force or effect with respect to the 9th/10th Floor Premises as of January 31, 2013 (the "9th/10th Floor Termination Date"). The 8th Floor Termination Date and the 9th /10th Floor Termination Date shall collectively be referred to as the "Termination Date." Notwithstanding any provision to the contrary contained herein, if Tenant has not received the Satisfaction Notice from Landlord on or before June 20, 2012, Tenant may, at Tenant’s option by written notice to Landlord (which notice is to be received by Landlord no later than June 28, 2012, extend the 8th Floor Termination Date and/or the 9th/10th Floor Termination Date for up to two (2) months or may terminate this Lease Termination Agreement.
5.Surrender of Premises.
5.1    8th Floor Premises. Tenant hereby agrees to vacate the 8th Floor Premises and surrender and deliver exclusive possession of the 8th Floor Premises to Landlord on or before the 8th Floor Termination Date in accordance with the provisions of the Lease. Notwithstanding Tenant's obligations set forth in the Lease with respect to the condition of the 8th Floor Premises at the time Tenant surrenders the 8th Floor Premises to Landlord pursuant to the terms hereof, Landlord hereby agrees that Tenant's surrender obligations under the Lease with respect to the 8th Floor Premises shall be limited to the removal of the items identified on Exhibit A attached hereto and made a part hereof, and the repair of any damage caused by the removal work identified on Exhibit A (all of which aforementioned work shall be at Tenant’s sole cost and expense) (the "8th Floor Surrender Work"). Accordingly, on the 8th Floor Termination Date, Tenant shall vacate and surrender to Landlord the 8th Floor Premises with the 8th Floor Surrender Work complete, it being expressly acknowledged and agreed by the parties hereto that any repair, removal and/or restoration obligations of Tenant relating to any alterations, improvements, furniture, fixtures and/or equipment

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installations in the 8th Floor Premises made, or damage caused to the 8th Floor Premises, on or after the date of this Agreement (a) shall remain the responsibility of Tenant to the extent so provided in the Lease (i.e., except for having to complete the same by the 8th Floor Termination Date, Tenant's Lease obligations shall not be modified with respect thereto based on the provisions of this Section 5.1), (b) shall be performed by Tenant on or prior to the 8th Floor Termination Date in accordance with the terms of the Lease to the extent so provided in the Lease, and (c) were not considered in connection with Landlord's entering into this Agreement. If Tenant fails to timely complete all such 8th Floor Surrender Work, Landlord may (but shall not be obligated to) do so and may charge the reasonable and actual cost thereof to Tenant.
5.2    9th/10th Floor Premises. Tenant hereby agrees to vacate the 9th/10th Floor Premises and surrender and deliver exclusive possession of the 9th/10th Floor Premises to Landlord on or before the 9th/10th Floor Termination Date in accordance with the provisions of the Lease. Notwithstanding Tenant's obligations set forth in the Lease with respect to the condition of the 9th/10th Floor Premises at the time Tenant surrenders the 9th/10th Floor Premises to Landlord pursuant to the terms hereof, Landlord hereby agrees that Tenant's surrender obligations under the Lease with respect to the 9th/10th Floor Premises shall be limited to the removal of the items identified on Exhibit A attached hereto and made a part hereof, and the repair of any damage caused by the removal work identified on Exhibit A (all of which aforementioned work shall be at Tenant’s sole cost and expense) (the "9th/10th Floor Surrender Work"). Accordingly, on the 9th/10th Floor Termination Date, Tenant shall vacate and surrender to Landlord the 9th/10th Floor Premises with the 9th/10th Floor Surrender Work complete, it being expressly acknowledged and agreed by the parties hereto that any repair, removal and/or restoration obligations of Tenant relating to any alterations, improvements, furniture, fixtures and/or equipment in the 9th/10th Floor Premises made or damage caused to the 9th/10th Floor Premises on or after the date of this Agreement (x) shall remain the responsibility of Tenant to the extent so provided in the Lease (i.e., except for having to complete the same by the 9th/10th Floor Termination Date, Tenant's Lease obligations shall not be modified with respect thereto based on the provisions of this Section 5.2), (y) shall be performed by Tenant on or prior to the 9th/10th Floor Termination Date in accordance with the terms of the Lease to the extent so provided in the Lease, and (z) were not considered in connection with Landlord's entering into this Agreement. If Tenant fails to timely complete all such 9th/10th Floor Premises Surrender Work, Landlord may (but shall not be obligated to) do so and may charge the reasonable and actual cost thereof to Tenant.
5.3    Equipment to Remain. Notwithstanding any provision to the contrary contained herein or in the Lease, Landlord and Tenant expressly acknowledge and agree that Tenant shall not remove or otherwise modify the following (all of which following capitalized terms are defined in the First Amendment): (i) the Generator and the Generator Area, (ii) the UPS System and the UPS System Area, (iii) the Rooftop Equipment and the Roof Space, and (iv) the Water Treatment System and the Water Treatment System Area.
6.    Release of Liability. Except as otherwise provided in Sections 7, 8 and 9 hereof, and conditioned on the performance by the parties of the provisions of this Agreement:
6.1    Landlord and Tenant shall, as of the applicable Termination Date (i.e., the 8th Floor

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Termination Date or the 9th/10th Floor Termination Date (as the case may be)), be fully and unconditionally released and discharged from their respective obligations arising after the particular Termination Date (i.e., the 8th Floor Termination Date or the 9th/10th Floor Termination Date (as the case may be)) from or connected with the provisions of the Lease, specifically including, without limitation, any right Tenant may have to audit or review Landlord’s books or records or to contest any "Direct Expenses," as that term is defined in the Lease, billed to Tenant under the Lease; and
6.2    this Agreement shall fully and finally settle all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that may arise out of or in connection with the obligations of the parties under the Lease after the applicable Termination Date (i.e., the 8th Floor Termination Date and/or the 9th/10th Floor Termination Date (as the case may be)).
7.    Representations of Tenant. Tenant represents and warrants to Landlord that (a) Tenant has not heretofore assigned or sublet all or any portion of its interest in the Lease; (b) no other person, firm or entity has any right, title or interest in the Lease; (c) Tenant has the full right, legal power and actual authority to enter into this Agreement and to terminate the Lease without the consent of any person, firm or entity; and (d) Tenant has the full right, legal power and actual authority to bind Tenant to the terms and conditions hereof. Tenant further represents and warrants to Landlord that as of the date hereof there are no, and as of the applicable Termination Date (i.e., the 8th Floor Termination Date or the 9th/10th Floor Termination Date (as the case may be)) there shall not be any, mechanic's liens or other liens encumbering all or any portion of the particular Premises (i.e., the 8th Floor Premises or the 9th/10th Floor Premises (as the case may be)), by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors or assigns. Notwithstanding the termination of the Lease and the release of liability provided for herein, the representations and warranties set forth in this Section 7 shall survive the 8th Floor Termination Date and the 9th/10th Floor Termination Date and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.
8.    Continuing Liability. Notwithstanding the termination of the Lease and the release of liability provided for herein, Tenant shall remain liable (i) with respect to the period of its tenancy of the 8th Floor Premises prior to the 8th Floor Termination Date, for the performance of all of its obligations under the Lease pertaining to the 8th Floor Premises (including, without limitation, Tenant’s payment or Landlord's refund of reconciliation of Tenant's Share of Direct Expenses) and Landlord shall have all the rights and remedies with respect to such obligations as set forth in the Lease, and (ii) with respect to the period of its tenancy of the 9th/10th Floor Premises prior to the 9th/10th Floor Termination Date, for the performance of all of its obligations under the Lease pertaining to the 9th/10th Floor Premises (including, without limitation, Tenant’s payment or Landlord's refund of reconciliation of Tenant's Share of Direct Expenses) and Landlord shall have all the rights and remedies with respect to such obligations as set forth in the Lease. In the event that Tenant retains possession of the 8th Floor Premises or any part thereof after the 8th Floor Termination Date or retain the 9th/10th Floor Premises or any part thereof after the 9th/10th Floor Termination Date, then the provisions of Article 16 of the Lease shall apply.
9.    Letters of Credit. Pursuant to Section 3.3 of the Office Lease and Article 21 of the Office

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Lease, Landlord currently holds three (3) letters of credit (collectively, the "Letters of Credit") pertaining to Tenant's lease of space in the Building (i.e., one (1) "Secondary Letter of Credit" as contemplated by Section 3.3 of the Office Lease, and two (2) "Letters of Credit" in order to satisfy the terms of Article 21 of the Lease (the "Article 21 Letters of Credit")). Landlord and Tenant acknowledge and agree that all of such Article 21 Letters of Credit shall continue to be held by Landlord pursuant to terms of Article 21 of the Lease (or adequate replacements thereof to the extent permitted by the relevant provisions of the Lease), and shall continue to be maintained in effect by Tenant, through and including the date which is one hundred twenty (120) days after the 9th/10th Floor Termination Date. Landlord and Tenant acknowledge that the Secondary Letter of Credit shall be returned by Landlord to Tenant within thirty (30) days following the 9th/10th Floor Termination Date, and that the Secondary Letter of Credit shall not be drawn down upon after the 9th/10th Floor Termination Date (it being acknowledged that a proportionate amount of the Secondary Rent calculated based on the rentable square footage of the 9th/10th Floor Premises compared to the rentable square footage of the Premises shall be drawn down from the Secondary Letter of Credit during the period following the 8th Floor Termination Date and ending on the 9th/10th Floor Termination Date).
10.    Attorneys' Fees. Should any dispute arise between the parties hereto or their legal representatives, successors and assigns concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys' fees and legal costs in connection with such dispute.
11.    Governing Law. This Agreement shall be governed and construed under the laws of the State of Washington.
12.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.
13.    Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.
14.    Time of the Essence. Time is of the essence of this Agreement and the provisions contained herein.
15.    Further Assurances. Landlord and Tenant hereby agree to execute such further documents or instruments as may be necessary or appropriate to carry out the intention of this Agreement.
16.    Voluntary Agreement. The parties have read this Agreement and mutual release as contained herein, and on the advice of counsel they have freely and voluntarily entered into this Agreement.
17.    Defined Terms. All terms defined in the Lease when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Agreement.
[Signatures follow on next page]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

“LANDLORD”
KILROY REALTY, L.P.,
a Delaware limited partnership
By: Kilroy Realty Corporation,

a Maryland corporation,

General Partner
By: /s/Jeffrey C. Hawken
Name: Jeffrey C. Hawken
Its: Executive Vice President and Chief Operating Officer
By: /s/ Heidi R. Roth Name: Heidi R. Roth
Its: Senior Vice President and Chief Accounting Officer and Controller

“TENANT” MOTRICITY, INC., a Delaware corporation By: /s/ Gary Swearingen Name: Gary Swearingen Its: Secretary By: Name: Its:

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NOTARY PAGE

STATE OF CALIFORNIA COUNTY OF LOS ANGELES	) ) )
On ______________________, before me, ______________________, a Notary Public, personally appeared ________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature ________________________________ (Seal)

STATE OF CALIFORNIA COUNTY OF LOS ANGELES	) ) )
On ______________________, before me, ______________________, a Notary Public, personally appeared ________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the forgoing paragraph is true and correct.
WITNESS my hand and official seal.

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Signature ________________________________ (Seal)
STATE OF ________________    )
) ss.
COUNTY OF ______________    )
I certify that I know or have satisfactory evidence that _____________________ is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the _______________________ of ___________________________________________________, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated: ________________
____________________________________________
(Signature)
(Seal or stamp)
Title: ______________________________________
Notary Public in and for the State of ______________
My appointment expires: ________________
STATE OF ________________    )
) ss.
COUNTY OF ______________    )
I certify that I know or have satisfactory evidence that _____________________ is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the __________________________ of ___________________________________________________, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
Dated: ________________
____________________________________________
(Signature)
(Seal or stamp)
Title: ______________________________________
Notary Public in and for the State of ______________
My appointment expires: ________________

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EXHIBIT A
REMOVAL AND RESTORATION WORK
Prior to the 8th Floor Termination Date, Tenant shall, at Tenant's sole cost and expense and using Building-standard methods, materials and finishes, perform the following work:

Basic Guidelines:
- Remove all of Tenant’s personal property, except as provided below
- Built-ins can stay at Tenant’s option
- Remove free standing cubes/cabinets/whiteboards
- Remove branding with no patching required
- Custom lighting can stay (green chiclets, etc. ) at Tenant’s option
- Remove Security System/Cameras/Badge readers (no patching of removal area is needed)
- Remove WiFi antennas
- Remove plasma screens

•	Frames can remain at Tenant’s option
- Projector pedestals to be removed from conference rooms ceilings
- No ceiling tiles need to be repaired from water stains or cutouts
- HVAC only needs to be removed if visible below ceiling
- Track lighting can remain at Tenant’s option
- Cabling needs to be pulled from Premises
- Chatsworth frames to be removed in all IDFs
- Power/low voltage monuments can be left behind if on floor

8th Floor Specifics:

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- Remove HVAC in Creative Studio/DJ
- Receptionist area (including desk) can stay at Tenant’s option
- Banquet in kitchen area can stay at Tenant’s option
- Remove dishwasher and refrigerator
- Remove glass whiteboards
Prior to the 9th/10th Floor Termination Date, Tenant shall, at Tenant's sole cost and expense and using Building-standard methods, materials and finishes, perform the following work:

Basic Guidelines:

-	Remove all of Tenant’s personal property, except as provided below
- Built-ins can stay at Tenant’s option
- Remove free standing cubes/cabinets/whiteboards
- Remove branding with no patching required
- Custom lighting can stay (green chiclets, etc. ) at Tenant’s option
- Remove Security System/Cameras/Badge readers (no patching of removal area is needed)
- Remove WiFi antennas
- Remove plasma screens

•	Frames can remain at Tenant’s option
- Projector pedestals to be removed from conference rooms ceilings
- No ceiling tiles need to be repaired from water stains or cutouts
- HVAC only needs to be removed if visible below ceiling
- Track lighting can remain at Tenant’s option
- Cabling needs to be pulled from Premises
- Chatsworth frames to be removed in all IDFs

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- Power/low voltage monuments can be left behind if on floor

9th Floor Specifics:
- Usability lab – cap the PVC pipe above ceiling

10th Floor Specifics:
Data Center (as depicted on Schedule 1 hereto)

1.	Remove walls

2.	Provide and install sprinklers (substantially similar to those specified in the Building standards) tied to building system and suitable for open office/general office use

3.	VAV units to be purchased/not installed ( Landlord to provide qty per sq ft minimum)

4.	2x4 lights to be purchased/not installed (Landlord to provide qty/per sq ft minimum)

5.	All electrical, environment mgmt/life safety/FM200 removed-Bring to current Building standard

6.	Remove raised floor, stairs and ramp

7.	Broom sweep the concrete floor;

8.	Remove existing ceiling grid and tile located in the Data Center Area and replace the same with ceiling grid and tile to match that located in the adjacent office space;

9.	Patch/restore any damaged fire proofing located within the Data Center Area;

10.	Provide and install fire alarm, speaker/strobe devices for open office/general office use (as opposed to the current configuration designed specifically for the Data Center Area);

11.	Make "fire-safe" any and all non-utilized floor and/or ceiling penetrations/sleevings;

12.	Grind smooth and flush any floor anchors; and

13.
Tie all ceiling and above-ceiling HVAC, electrical work and fire alarm work into the existing Building control/management systems such that the same is fully compliant with the most current issue of the applicable building codes.

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SCHEDULE 1 TO EXHIBIT A
OUTLINE OF DATA CENTER AREA

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EXHIBIT B
THE LEASE

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